UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2023

FORGEROCK, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40787	33-1223363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2900
San Francisco, California 94105
(Address of principal executive offices)

(415) 599-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FORG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 11, 2022, ForgeRock, Inc. (“ForgeRock”) announced its entry into an Agreement and Plan of Merger, dated as of October 10, 2022 (as it may be amended from time to time, the “Merger Agreement”), by and among Project Fortress Parent, LLC (“Parent”), Project Fortress Merger Sub, Inc. (“Merger Sub”) and ForgeRock. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into ForgeRock (the “Merger”), with ForgeRock continuing as the surviving corporation of the Merger and as a wholly owned subsidiary of Parent.

In connection with the Merger, ForgeRock held a Special Meeting of Stockholders on January 12, 2023, at 9:00 a.m., Pacific time (the “Special Meeting”).

There were 48,219,841 shares of ForgeRock’s Class A common stock, par value $0.001 per share, and 37,572,279 shares of ForgeRock’s Class B common stock, par value $0.001 per share (collectively, the “Shares”), issued and outstanding as of the close of business on November 18, 2022, the record date for the Special Meeting (the “Record Date”). At the Special Meeting, the holders of 70,529,460 shares of ForgeRock’s Class A common stock and Class B common stock were present in person or represented by proxy, representing 401,935,659 votes, or approximately 94.80% of the voting power of the Shares as of the Record Date, which constituted a quorum.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in detail in ForgeRock’s definitive proxy statement, dated December 8, 2022, as amended and supplemented by an amendment dated January 6, 2023, filed by ForgeRock with the Securities and Exchange Commission (the “Proxy Statement”).

	FOR	AGAINST	ABSTAIN
Proposal 1: To adopt the Merger Agreement.	401,805,752	95,898	34,009

Proposal 1 was approved.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by ForgeRock to its named executive officers in connection with the Merger.	400,702,796	1,113,344	119,519

Proposal 2 was approved.

In light of the approval of Proposal 1, Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting if necessary or appropriate) was rendered moot and was not presented at the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FORGEROCK, INC.

Date: January 12, 2023	By:	/s/ Samuel J. Fleischmann
		Name:	Samuel J. Fleischmann
		Title:	Chief Legal Officer